Annual Shareholder’s Meeting May 24, 2023 Exhibit 99.1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new, or changes in, governmental regulations or policies; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; heightened regulatory requirements resulting from the size of our total assets; changes in accounting standards; any failure to comply with fair lending ad other applicable laws and regulations; lending risks and risks associated with loan sector concentrations; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; loan credit losses exceeding estimates; the soundness of other financial institutions; changes in oil and gas prices, and declining demand for coal could reduce the demand and credit quality of loans; the availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; changes in interest rates; changes in inflationary pressures; changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs; competition from new or existing competitors; variable interest rates tied to the London Interbank Offered Rate (LIBOR) that may no longer be available, or may become unreliable, to us; cyber-security risks, including “denial-of-service attacks,” “hacking,” and “identity theft” that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how we collect and use personal information; the potential impairment of our goodwill; exposure to losses in collateralized loan obligation securities; our reliance on other companies that provide key components of our business infrastructure; events that may tarnish our reputation; the loss of the services of our management team and directors; our ability to attract and retain qualified employees to operate our business; costs associated with repossessed properties, including environmental remediation; the effectiveness of our systems of internal operating controls; our ability to implement new technology-driven products and services or be successful in marketing these products and services to our clients; our ability to execute on our intended expansion plans; difficulties we may face in combining the operations of acquired entities or assets with our own operations or assessing the effectiveness of businesses in which we make strategic investments or with which we enter into strategic contractual relationships; incurrence of significant costs related to mergers and related integration activities; the volatility in the price and trading volume of our common stock; “anti-takeover” provisions and the regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; our common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of our common stock to our existing and future indebtedness; the ongoing impact of the COVID-19 pandemic and the U.S. government’s response to the pandemic; changes in general economic conditions caused by inflation, recession, acts of terrorism, and outbreak of hostilities, or other international or domestic calamities, including wars or international conflicts with respect to which the United States may or may not be directly involved, unemployment, or other economic and geopolitical factors; and the effect of global conditions, earthquakes, tsunamis, floods, fires, and other natural catastrophic events; and the impact of climate change and environmental sustainability matters. The foregoing factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, as amended, under the caption “Risk Factors”. Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward- looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Our Company

FIRST INTERSTATE BANCSYSTEM, INC. OVERVIEW Premier community banking franchise in growing markets throughout the Midwest and Pacific Northwest Corporate Overview Headquarters Billings, MT Exchange/Listing NASDAQ: FIBK Market Capitalization* $3.1 Billion Dividend Yield 5.3% Branch Network 307 banking offices Sub Debt Rating Kroll BBB Financial Highlights Balance Sheet Capital Assets $31.6 Billion Total RB3 12.63% Loans HFI1 $18.2 Billion CET14 10.52% Deposits $24.1 Billion Leverage 7.72% ACL2/LHFI 1.24% TCE5 6.37% 1 Held for investment (HFI) 3 Risk based capital (RBC) 2 Allowance for credit losses (ACL) 4 Common equity tier-1 (CET1) 5 Tangible common equity to tangible assets (TCE) 4 307 banking offices in 14 states * Calculated using closing stock price of $29.86 as of 3/31/2023

BUILDING THE FIRST INTERSTATE FRANCHISE 5

DIVERSIFIED DEPOSIT BASE Total Deposits Non-interest Bearing, 30% Demand, 29% Savings, 33% Time, 8% Deposits by State Montana, 25% Wyoming, 12% Idaho, 7% Washington, 3%Oregon, 11% South Dakota, 15% Nebraska, 9% Iowa, 10% Missouri, 1% Arizona, 3% Colorado, 4% Mix of Consumer and Business Deposits 57% 55% 53% 50% 52% 43% 45% 47% 50% 48% Total Consumer Deposits Total Business Deposits 2018 2019 2020 2021 2022 6 $25.1B As of December 31, 2022

DIVERSIFIED LOAN PORTFOLIO Loans Held for Investment Commercial RE, 47% Construction RE, 11% Residential RE, 12% Agriculture RE, 4% Consumer, 6%Commercial, 16% Agriculture, 4% Loans by Geography Montana, 15% Wyoming, 5% Idaho, 5% Washington, 7% Oregon, 9% South Dakota, 10%North Dakota, 1% Nebraska, 6% Iowa, 10% Kansas, 2% Arizona, 6% Colorado, 8% Other, 16% Total Funded Commitments 40.6% 40.9% 34.3% 33.4% 36.8% Total Funded Commitments 2018 2019 2020 2021 2022 7 $18.1B As of December 31, 2022

CREDIT PERFORMANCE 8 Net Charge-Offs to Average Loans First Interstate Top Peer Quartile Median Peer Average Peer Bottom Peer Quartile 2018 2019 2020 2021 2022 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% Non-Performing Assets to Total Assets First Interstate Top Peer Quartile Median Peer Average Peer Bottom Peer Quartile 2018 2019 2020 2021 2022 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Allowance for Credit Losses to Total Loan and Leases First Interstate Top Peer Quartile Median Peer Average Peer Bottom Peer Quartile 2018 2019 2020 2021 2022 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 1 Source: SNL and company reports 2 The comparison to peers shown throughout this presentation is to our 2022 peers as listed in our 2023 Proxy filing.

2022 Year in Review

2022 Year in Review - Summary Highlights 10 • Great Western acquisition closed on February 1, 2022, only five months post-announcement, and successfully integrated at the end of May 2022 • Pursuant to the terms of our charter, Class B common shares were automatically converted to Class A common shares on the record date of our 2022 shareholder meeting, eliminating our long-standing dual share class structure • Organic loan growth of 6.81%, with positive contribution from the acquired GWB footprint in 2022 • Adjusted net interest margin (NIM)1 expansion of 103 basis points, to 3.49% in Q4 2022 from 2.46% in Q4 2021, drove 20% growth in adjusted pre-provision net revenue (PPNR)1 per share in 2022 • Significant improvement in credit quality and recovery of credit marks post-close of the GWB acquisition ◦ Recouped around $200 million for shareholders against the announced credit mark ◦ From Q1 2022 through year end 2022, non-performing assets as a percentage of total assets improved to 24 basis points, from 42 basis points, and criticized loans improved to 3.4% of total loans, from 5.0% • Strong internal capital generation - adjusted for acquisition and other items, the Company generated an adjusted return on average assets (ROAA)1, adjusted return on average common stockholders’ equity (ROAE)1 and adjusted return on average tangible common stockholders’ equity (ROTCE)1 of 1.17%, 11.4% and 18.2%, enabling a $200MM share repurchase plan during Q2 2022 and Q3 2022 and an increase to the quarterly common stock dividend to $0.47, from $0.41, in Q4 2022 • Strong relative total shareholder return for shareholders, generating nearly 700 bps of relative out-performance versus proxy peers2 1 See Non-GAAP table in appendix for reconciliation 2 The comparison to peers shown throughout this presentation is to our 2022 peers as listed in our 2023 Proxy filing

Maximizing Shareholder Value

SHAREHOLDER VALUE CREATION: ROAE 12 FIBK Return on Average Equity² vs. Peers³ FIBK Top Peer Quartile Median Peer Average Peer Bottom Peer Quartile FIBK Adjusted ROAE¹ 2018 2019 2020 2021 2022 0% 2% 4% 6% 8% 10% 12% 14% ROAE and Adjusted ROAE¹ 11.14% 10.36% 8.49% 9.91% 11.44% 10.50% 9.53% 8.12% 9.73% 6.34% ROAE Adjusted ROAE 2018 2019 2020 2021 2022 1 See Non-GAAP table in appendix for reconciliation of adjusted ROAE 2 Source: SNL and company reports 3 The comparison to peers shown throughout this presentation is to our 2022 peers as listed in our 2023 Proxy filing

SHAREHOLDER VALUE CREATION: EPS GROWTH 13 Annual Earnings Per Share Growth² vs. Peers³ FIBK Top Peer Quartile Median Peer Average Peer Bottom Peer Quartile FIBK Adjusted 2018 2019 2020 2021 2022 (75)% (50)% (25)% 0% 25% 50% 75% Earnings per Share (EPS) and Adjusted EPS¹ $2.92 $3.08 $2.65 $3.17 $3.53 $2.75 $2.83 $2.53 $3.11 $1.96 EPS Adjusted EPS 2018 2019 2020 2021 2022 1 See Non-GAAP table in appendix for reconciliation of adjusted EPS 2 Source: SNL and company reports 3 The comparison to peers shown throughout this presentation is to our 2022 peers as listed in our 2023 Proxy filing.

CONSISTENT DIVIDEND TO SHAREHOLDERS 14 $0.61 $0.41 $0.64 $0.80 $0.88 $0.96 $1.12 $1.24 $1.64 $1.70 $2.00 $1.40 $0.60 Cash Dividends Special Dividends 2012² 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 10 year CAGR1 = 10.8% 1 Compound Annual Growth Rate 2 Accelerated Dividend paid in 2012

PRE-PROVISION NET REVENUE PER SHARE 15 $3.91 $4.22 $4.33 $3.85 $4.63 $3.69 $3.90 $4.18 $3.78 $3.29 PPNR² Adjusted PPNR² 2018 2019 2020 2021 2022 1 Compound annual growth rate (CAGR) using reported PPNR per share 2 See Non-GAAP table in appendix for reconciliation of PPNR and adjusted PPNR 4 Year CAGR1 = (2.9)% 4 Year Adjusted CAGR = 4.3%

FIBK Relative Daily Performance FIBK KBW Regional Bank Index Peer Average 31 -D ec 05 -J an 10 -J an 13 -J an 18 -J an 21 -J an 26 -J an 31 -J an 03 -F eb 08 -F eb 11 -F eb 16 -F eb 21 -F eb 24 -F eb 01 -M ar 04 -M ar 09 -M ar 14 -M ar 17 -M ar 22 -M ar 25 -M ar 30 -M ar 04 -A pr 07 -A pr 12 -A pr 15 -A pr 20 -A pr 25 -A pr 28 -A pr 03 -M ay 06 -M ay 11 -M ay 16 -M ay 19 -M ay 24 -M ay 27 -M ay 01 -J un 06 -J un 09 -J un 14 -J un 17 -J un 22 -J un 27 -J un 30 -J un 06 -J ul 11 -J ul 14 -J ul 19 -J ul 22 -J ul 27 -J ul 01 -A ug 04 -A ug 09 -A ug 12 -A ug 17 -A ug 22 -A ug 25 -A ug 30 -A ug 02 -S ep 07 -S ep 12 -S ep 15 -S ep 20 -S ep 23 -S ep 28 -S ep 03 -O ct 06 -O ct 11 -O ct 14 -O ct 19 -O ct 24 -O ct 27 -O ct 01 -N ov 04 -N ov 09 -N ov 14 -N ov 17 -N ov 20 -N ov 24 -N ov 29 -N ov 02 -D ec 07 -D ec 12 -D ec 15 -D ec 20 -D ec 23 -D ec 28 -D ec (25.00)% (20.00)% (15.00)% (10.00)% (5.00)% —% 5.00% 10.00% 15.00% 20.00% 2022 Total Shareholder Return - FIBK vs Indices/Peers 16

NON-GAAP FINANCIAL MEASURES 17 In addition to results presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, this press release contains the following non-GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards: (i) TCE; (ii) tangible assets; (iii) tangible book value per common share; (iv) TCE to tangible assets; (v) adjusted NIM; (vi) adjusted diluted EPS; (vii) adjusted ROAA; (viii) average TCE (ix) adjusted ROAE; (x) ROTCE; (xi) adjusted ROTCE; (xii) PPNR; (xiii) PPNR per share; (xiv) adjusted PPNR and (xv) adjusted PPNR per share. Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible assets are calculated as total assets less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Tangible common stockholders’ equity to tangible assets is calculated as tangible common stockholders’ equity divided by tangible assets. Adjusted net interest margin is calculated as adjusted net interest income divided by adjusted average earning assets (as such non-gaap financial measures are calculated on the reconciliation pages below). Adjusted diluted EPS is calculated as adjusted net income (as calculated on the reconciliation pages below) divided by weighted-average diluted shares outstanding. Adjusted ROAA is calculated as adjusted net income (as calculated on the reconciliation pages below) divided by average total assets. Average TCE is calculated as average common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Adjusted ROAE is calculated as adjusted net income (as calculated on the reconciliation pages below) divided by average common stockholders’ equity. ROTCE is calculated as net income divided by average TCE. Adjusted ROTCE is calculated as adjusted net income (as calculated on the reconciliation pages below) divided by average TCE. PPNR is calculated as net-interest income plus non-interest income less non- interest expense, and PPNR per share is calculated as PPNR divided by diluted weighted average common shares outstanding. Adjusted PPNR is calculated as adjusted revenue (as calculated on the reconciliation pages below) less adjusted non-interest expense (as calculated on the reconciliation pages below), and adjusted PPNR per share is calculated as adjusted PPNR divided by diluted weighted average common shares outstanding. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. The Company adjusts the foregoing capital adequacy measures to exclude goodwill and other intangible assets (except mortgage servicing rights), adjusts net income to exclude acquisition related expenses, litigation expenses, investment security gains and losses, and mortgage servicing rights fair value adjustments. Management believes these non- GAAP financial measures, which are intended to complement the capital ratios defined by banking regulators and to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control, are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency depending upon the timing and size of our acquisitions (including the size, complexity and/or volume of past acquisitions, which may drive the magnitude of acquisition related costs, but may not be indicative of the size, complexity and/or volume of future acquisitions or related costs), or they cannot be anticipated or estimated in a particular period (in particular as it relates to unexpected recovery amounts). This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies. See the Non-GAAP Financial Measures tables included below and the textual discussion for a reconciliation of the above described non-GAAP financial measures to their most directly comparable GAAP financial measures.

1Q23 (Dollars in millions, shares in thousands) Total common stockholders' equity (GAAP) (A) $ 3,160.3 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,221.9 Tangible common stockholders' equity (Non-GAAP) (B) $ 1,938.4 Total assets (GAAP) $ 31,637.7 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,221.9 Tangible assets (Non-GAAP) (C) $ 30,415.8 Common shares outstanding (H) 104,382 Book value per common share (GAAP) (A)/(H) $ 30.28 Tangible book value per common share (Non-GAAP) (B)/(H) 18.57 Tangible common stockholders' equity to tangible assets (Non-GAAP) (B)/(C) 6.37 % NON-GAAP RECONCILIATION 18 * Line items may not sum due to rounding

NON-GAAP RECONCILIATION 19* Line items may not sum due to rounding 4Q21 4Q22 (Dollars in millions) Net interest income 122.1 258.4 Tax exempt adjustment 0.5 2.3 Net interest income on a fully-taxable equivalent ("FTE") basis (A) 122.6 260.7 Less purchase accounting accretion 1.9 8.4 Less PPP income 9.7 — Adjusted net interest income (B) 111.0 252.3 Average interest-earning assets (C) 18,114.8 28,680.9 Less average PPP loans 200.1 5.6 Adjusted average earning assets (D) 17,914.7 28,675.3 Net interest margin (FTE), as reported (A annualized)/(C) 2.69% 3.61 % Adjusted net interest margin (FTE) (Non-GAAP) (B annualized)/(D) 2.46% 3.49%

2018 2019 2020 2021 2022 (Dollars and shares in millions) Net income (A) $ 160.2 $ 181.0 $ 161.2 $ 192.1 $ 202.2 Plus: Non-PCD CECL Day 2 provision — — — — 53.6 Plus: Acquisition-related expenses 9.6 15.6 — 9.0 93.5 Plus: Litigation accrual — — — 0.8 1.4 Plus: Net loss (gain) from investment securities 0.1 (0.1) (0.2) (0.9) 19.2 Plus: MSR (recovery) impairment — 0.3 7.6 (5.3) (2.7) Other income — — — — (2.4) Adjusted net income (B) $ 169.9 $ 196.8 $ 168.6 $ 195.7 $ 364.8 Weighted-average diluted shares outstanding (C) 58.2 63.9 63.7 61.7 103.3 Diluted earnings per share (GAAP) (A) / (C) $ 2.75 $ 2.83 $ 2.53 $ 3.11 $ 1.96 Adjusted diluted earnings per share (Non-GAAP) (B) / (C) 2.92 3.08 2.65 3.17 3.53 Total quarterly average assets (D) $ 12,614.7 $ 14,167.6 $ 16,109.3 $ 18,844.2 $ 31,129.7 Return on average assets (GAAP) (A) / (D) 1.27% 1.28% 1.00% 1.02% 0.65 % Adjusted return on average assets (Non-GAAP) (B) / (D) 1.35 1.39 1.05 1.04 1.17 Average common stockholders’ equity (GAAP) (E) $ 1,525.8 $ 1,899.0 $ 1,985.2 $ 1,974.1 $ 3,189.5 Less goodwill and other intangible assets (excluding mortgage servicing rights) 566.6 694.1 706.1 695.7 1,186.5 Average tangible common stockholders’ equity (Non-GAAP) (F) $ 959.2 $ 1,204.9 $ 1,279.1 $ 1,278.4 $ 2,003.0 Return on average common stockholders’ equity (GAAP) (A) / (E) 10.50% 9.53% 8.12% 9.73% 6.34 % Adjusted return on average common stockholders’ equity (Non-GAAP) (B) / (E) 11.14 10.36 8.49 9.91 11.44 Return on average tangible common stockholders’ equity (Non-GAAP) (A) / (F) 16.70 15.02 12.60 15.03 10.09 Adjusted return on average tangible common stockholders’ equity (Non-GAAP) (B) / (F) 17.71 16.33 13.18 15.31 18.21 NON-GAAP RECONCILIATION 20* Line items may not sum due to rounding

2018 2019 2020 2021 2022 (Dollars and shares in millions) Total non-interest expense (A) $ 356.4 $ 388.6 $ 387.5 $ 405.5 $ 766.0 Less: Acquisition-related expense 12.4 20.3 — 11.6 118.9 Less: Litigation accrual — — — 1.0 1.8 Adjusted non-interest expense (B) $ 344.0 $ 368.3 $ 387.5 $ 392.9 $ 645.3 Net interest income (C) $ 432.5 $ 495.0 $ 497.8 $ 489.2 $ 942.6 Add: Total non-interest income (D) 138.8 142.6 155.9 149.5 163.2 Less: Net gain (loss) from investment securities (0.1) 0.1 0.3 1.1 (24.4) Less: MSR recovery (impairment) — (0.4) (9.9) 6.9 3.4 Less: Other income — — — — 3.1 Adjusted revenue (E) $ 571.4 $ 637.9 $ 663.3 $ 630.7 $ 1,123.7 Weighted-average diluted shares outstanding (F) 58.2 63.9 63.7 61.7 103.3 PPNR (Non-GAAP) (C) + (D) - (A) = (G) $ 214.9 $ 249.0 $ 266.2 $ 233.2 $ 339.8 PPNR per share (Non-GAAP) (G) / (F) 3.69 3.90 4.18 3.78 3.29 Adjusted PPNR (Non-GAAP) (E) - (B) = (H) 227.4 269.6 275.8 237.8 478.4 Adjusted PPNR per share (Non-GAAP) (H) / (F) 3.91 4.22 4.33 3.85 4.63 NON-GAAP RECONCILIATION 21* Line items may not sum due to rounding